The Dreyfus Socially Responsible

Growth Fund, Inc.

ANNUAL REPORT December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                             The Dreyfus Socially Responsible Growth Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for The Dreyfus Socially Responsible Growth Fund, Inc., covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Paul A. Hilton, Clifford Mpare and Maceo Sloan.

After five consecutive years of double-digit gains, the U.S. stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 9% in 2000. Most other major stock market indices declined as well. The reasons for the disappointing year varied, ranging from sky-high valuations of technology stocks to slowing economic growth during the second half of the year

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our
website    at    www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 16, 2001




DISCUSSION OF FUND PERFORMANCE

Paul A. Hilton, Clifford Mpare and Maceo Sloan,  Portfolio Managers

How did The Dreyfus Socially Responsible Growth Fund, Inc. perform relative to its benchmark?

For the 12-month period ended December 31, 2000, the fund produced a total return of -11.03%.(1) In contrast, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced a total return of -9.10% and the Dow Jones Industrial Average produced a total return of -4.69% for the same period.(2)

We attribute the fund's performance to a difficult stock market environment over the past year, particularly within the technology and telecommunications sectors, two areas in which the fund was more heavily invested than the S&P 500 Index.

What is the fund's investment approach?

The fund seeks to provide capital growth with current income as a secondary objective. The fund looks for growth-oriented companies that generally exhibit three characteristics: improving profitability measurements, a pattern of consistent earnings and reasonable prices. To pursue these goals, the fund invests primarily in the common stock of companies that, in the opinion of the fund' s management, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of
the    quality    of    life    in    America.

What factors influenced the fund's performance?

Volatile market conditions adversely affected the fund throughout the year. During the first few months of the reporting period, technology stocks rose sharply while most other industry sectors lagged far behind. In March, however, stronger than expected economic growth and rising interest rates generated concerns about inflationary pres
                                                                       The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

sures, causing previously high-flying technology-related stocks to plunge to more realistic valuations. Later in the period, as the economy showed signs of slowing, investors focused on companies with strong track records of financial stability and profitability. In this environment, technology stocks continued to decline, while market strength shifted to traditionally value-oriented sectors.

The fund's technology and telecommunications stocks declined with the market, as did several of the fund' s capital goods stocks, including manufacturing companies that larger technology firms employ to produce their products. The prices of stocks of many companies in this area fell when a handful of high profile firms predicted quarterly earnings that would not meet analysts' expectations.

On the other hand, the fund enjoyed positive returns from other areas of the market, including the health care, financial services and consumer staples industry groups. Within health care, our pharmaceutical stocks -- including Merck & Co., Schering-Plough and Johnson & Johnson -- produced solid returns. In addition, our holdings in health services companies boosted performance, including Cardinal Health, a drug wholesaler, and Amgen, a biotechnology company. Within the financial services sector, our investments in broadly diversified firms such as Merrill Lynch proved beneficial. Finally, in the retail area, our holdings in CVS, the drug store chain, and Safeway produced strong results. In the consumer non-durable goods area, both Coca-Cola and Kimberly Clark produced strong returns as well.

What is the fund's current strategy?

We continue to favor technology companies, including the networking, fiber optics and broadband areas. While technology stocks suffered greatly in 2000, we remain confident that these companies can prosper over the long term. In addition, toward the end of the period, we began to take profits in some of our health care stocks, choosing instead to deploy those assets into more reasonably
valued    retail    and    financial    stocks.


Can you give us an update on the fund's socially responsible investing activities?

As socially conscious investors, we are concerned about recent reports regarding the hazards of mercury. Contact occurs most commonly through breakage of household mercury fever thermometers. A toxic substance to both humans and wildlife, mercury fever thermometers have a small glass tube that contains liquid mercury -- a silvery white substance. When these products break, the mercury can evaporate, creating a risk of dangerous exposure to mercury vapor in indoor air. The risks are greater in rooms that lack adequate ventilation or when cleanup attempts, such as vacuuming, can increase the likelihood of human exposure.

In response to this problem, many state and local agencies have initiated programs to phase out or eliminate the use of mercury thermometers. To that end, we have been in contact with top management officials of several companies in the fund, including CVS. CVS is looking to sell down its remaining stock of mercury thermometers in its 4,100 stores by early 2001. We are also currently in early-stage dialogues with management officials at Cardinal Health and Safeway.

Many suitable alternatives to mercury thermometers exist, including digital or glass alcohol thermometers. For further information about this subject or to find out if there is a hazardous waste collection site in your neighborhood for disposing of your mercury thermometer, call the EPA's hotline, 1-800-CLEANUP.

January 16, 2001

(1) EFFECTIVE DECEMBER 31, 2000, EXISTING SHARES WERE DESIGNATED AS INITIAL SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. THE PERFORMANCE INFORMATION PRESENTED IS FOR INITIAL SHARES. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. BOTH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND THE DOW JONES INDUSTRIAL AVERAGE ARE WIDELY ACCEPTED, UNMANAGED INDICES OF U.S. STOCK MARKET PERFORMANCE.

                                                                       The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in The Dreyfus Socially Responsible Growth Fund, Inc. Initial shares and the Standard and Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00

                                                            Inception                                                From

                                                              Date             1 Year             5 Years          Inception
-----------------------------------------------------------------------------------------------------------------------------------

FUND--INITIAL SHARES                                         10/7/93          (11.03)%            18.45%            18.50%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE FUND'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL SHARES OF THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. ON 10/7/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/93 IS USED AS THE BEGINNING VALUE ON 10/7/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE FUND. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

EFFECTIVE DECEMBER 31, 2000, EXISTING FUND SHARES WERE DESIGNATED AS INITIAL SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. PERFORMANCE FOR SERVICE SHARES WILL VARY FROM THE PERFORMANCE OF INITIAL SHARES BECAUSE OF DIFFERENCES IN CHARGES AND EXPENSES.




STATEMENT OF INVESTMENTS

December 31, 2000

COMMON STOCKS--97.4%                                                                           Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES--1.0%

Omnicom Group                                                                                  132,600               10,989,225

CONSUMER NON-DURABLES--2.8%

Coca-Cola                                                                                      304,800               18,573,750

Kimberly-Clark                                                                                 160,000               11,310,400

                                                                                                                     29,884,150

ELECTRONIC TECHNOLOGY--23.2%

Applied Materials                                                                               606,000  (a)          23,141,625

Celestica                                                                                       266,000  (a)          14,430,500

Cisco Systems                                                                                   403,200  (a)          15,422,400

Cree                                                                                            261,600  (a)           9,294,975

EMC                                                                                             312,000  (a)          20,748,000

Flextronics International                                                                       400,000  (a)          11,400,000

Intel                                                                                           493,800               14,937,450

International Business Machines                                                                 161,000               13,685,000

JDS Uniphase                                                                                    250,000  (a)          10,421,875

Linear Technology                                                                               209,600                9,694,000

Lucent Technologies                                                                             670,000                9,045,000

Nokia, ADS                                                                                      363,600               15,816,600

Nortel Networks                                                                                 347,897               11,154,448

Sanmina                                                                                         160,000  (a)          12,260,000

Solectron                                                                                       465,800  (a)          15,790,620

Sun Microsystems                                                                                631,200  (a)          17,594,700

Tellabs                                                                                         317,800  (a)          17,955,700

Vishay Intertechnology                                                                          457,000  (a)           6,912,125

                                                                                                                     249,705,018

ENERGY MINERALS--1.7%

Royal Dutch Petroleum (New York Shares)                                                        306,000                18,532,125

FINANCE--20.3%

AFLAC                                                                                          292,100                21,085,969

American Express                                                                               377,400                20,733,413

American International Group                                                                   336,375                33,153,961

Capital One Financial                                                                          289,200                19,032,975

Citigroup                                                                                      511,600                26,123,575

Fannie Mae                                                                                     296,000                25,678,000

Marsh & McLennan Cos.                                                                          100,000                11,700,000

Merrill Lynch                                                                                  458,600                31,270,787

State Street                                                                                   100,000                12,421,000

                                                                                                                           The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                       Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCE (CONTINUED)

Wells Fargo                                                                                    307,000                17,096,062

                                                                                                                     218,295,742

HEALTH SERVICES--1.9%

Cardinal Health                                                                                 200,000               19,925,000

HEALTH TECHNOLOGY--12.2%

ALZA                                                                                            282,000  (a)          11,985,000

Amgen                                                                                           214,800  (a)          13,733,775

Guidant                                                                                         266,600  (a)          14,379,737

Johnson & Johnson                                                                               176,900               18,585,556

Merck & Co.                                                                                     175,000               16,384,375

Pfizer                                                                                          723,500               33,281,000

Schering-Plough                                                                                 400,500               22,728,375

                                                                                                                     131,077,818

NON-ENERGY MINERALS--1.0%

Alcoa                                                                                           303,000               10,150,500

PRODUCER MANUFACTURING--4.1%

Emerson Electric                                                                                295,000               23,249,687

Tyco International                                                                              378,000               20,979,000

                                                                                                                      44,228,687

RETAIL TRADE--11.2%

CVS                                                                                             379,000               22,716,313

Dollar General                                                                                  555,000               10,475,625

Home Depot                                                                                      330,000               15,076,875

Limited                                                                                         712,000               12,148,500

Safeway                                                                                         261,400  (a)          16,337,500

TJX Cos.                                                                                        384,000               10,656,000

Wal-Mart Stores                                                                                 630,400               33,490,000

                                                                                                                     120,900,813

TECHNOLOGY SERVICES--8.6%

America Online                                                                                  860,300  (a)          29,938,440

i2 Technologies                                                                                 146,000  (a)           7,938,750

Microsoft                                                                                       547,000  (a)          23,726,125

Oracle                                                                                        1,062,000  (a)          30,864,375

                                                                                                                      92,467,690

TRANSPORTATION--.8%

FedEx                                                                                           212,000  (a)           8,471,520


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES--8.6%

AES                                                                                             298,800  (a)          16,546,050

AT&T--Liberty Media, Cl. A                                                                      653,600  (a)           8,864,450

Calpine                                                                                         280,000  (a)          12,617,500

Enron                                                                                           205,000               17,040,625

Global Crossing                                                                                 552,000  (a)           7,900,500

SBC Communications                                                                              109,000                5,204,750

Verizon Communications                                                                          247,000               12,380,875

WorldCom                                                                                        857,700  (a)          12,007,800

                                                                                                                      92,562,550

TOTAL COMMON STOCKS

   (cost $884,517,443)                                                                                             1,047,190,838
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Principal

SHORT-TERM INVESTMENTS--2.6%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--.0%

Self Help Credit Union,

   6.16%, 3/20/2001                                                                             100,000                  100,000

U.S. TREASURY BILLS--2.6%

   5.88%, 3/8/2001                                                                            4,178,000                4,135,217

   5.73%, 3/15/2001                                                                           1,423,000                1,406,977

   5.45%, 3/22/2001                                                                          14,523,000               14,342,479

   5.61%, 3/29/2001                                                                           7,683,000                7,577,974

                                                                                                                      27,462,647

TOTAL SHORT-TERM INVESTMENTS

   (cost $27,565,334)                                                                                                 27,562,647
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (cost $912,082,777)                                                            100.0%            1,074,753,485

CASH AND RECEIVABLES (NET)                                                                          .0%                  335,653

NET ASSETS                                                                                       100.0%            1,075,089,138

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                      The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                          912,082,777  1,074,753,485

Cash                                                                    562,315

Receivable for shares of Common Stock subscribed                        395,093

Dividends and interest receivable                                       218,900

Prepaid expenses                                                          8,216

                                                                  1,075,938,009
-------------------------------------------------------------------------------
LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           715,397

Payable for shares of Common Stock redeemed                               9,364

Accrued expenses                                                        124,110

                                                                        848,871
-------------------------------------------------------------------------------
NET ASSETS ($)                                                    1,075,089,138
-------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     942,949,574

Accumulated undistributed investment income--net                        129,938

Accumulated net realized gain (loss) on investments                 (30,661,082)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                            162,670,708
--------------------------------------------------------------------------------
NET ASSETS ($)                                                    1,075,089,138

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------
Net Assets ($)                                      1,075,088,638           500

Shares Outstanding                                     31,192,084        14.505
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE ($)                               34.47         34.47

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2000

-------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $74,802 foreign taxes withheld at source)    14,936,741

Interest                                                             2,184,180

TOTAL INCOME                                                        17,120,921

EXPENSES:

Investment advisory fee--Note 3(a)                                   8,035,481

Custodian fees--Note 3(c)                                               82,632

Registration fees                                                       79,410

Professional fees                                                       59,623

Prospectus and shareholders' reports                                    35,424

Directors' fees and expenses--Note 3(d)                                 20,148

Loan commitment fees--Note 2                                             7,340

Shareholder servicing costs--Note 3(c)                                   5,422

Miscellaneous                                                            3,393

TOTAL EXPENSES                                                       8,328,873

INVESTMENT INCOME--NET                                               8,792,048
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                           (30,494,156)

Net unrealized appreciation (depreciation) on investments        (109,571,169)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           (140,065,325)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (131,273,277)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                              ----------------------------------

                                                  2000(a)                1999
-------------------------------------------------------------------------------
OPERATIONS ($):

Investment income--net                          8,792,048              265,584

Net realized gain (loss) on investments      (30,494,156)           30,035,205

Net unrealized appreciation (depreciation)
   on investments                           (109,571,169)          152,921,846

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                (131,273,277)          183,222,635
-------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                (8,816,915)            (110,779)

Net realized gain on investments:

Initial shares                                       --           (29,821,669)

TOTAL DIVIDENDS                               (8,816,915)         (29,932,448)
-------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                421,888,138         420,752,466

Service shares                                        500                 --

Dividends reinvested:

Initial shares                                  8,816,915          29,932,448

Cost of shares redeemed:

Initial shares                              (113,064,727)        (184,233,771)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           317,640,826          266,451,143

TOTAL INCREASE (DECREASE) IN NET ASSETS      177,550,634          419,741,330
--------------------------------------------------------------------------------
NET ASSETS ($):

Beginning of Period                           897,538,504         477,797,174

END OF PERIOD                               1,075,089,138         897,538,504

Undistributed investment income--net              129,938             154,805
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                    10,887,108          12,274,415

Shares issued for dividends reinvested            266,489             770,462

Shares redeemed                               (2,934,477)          (5,444,636)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   8,219,120           7,600,241
--------------------------------------------------------------------------------
SERVICE SHARES

SHARES SOLD                                           15                 --

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE FUND WERE REDESIGNATED AS INITIAL SHARES AND THE FUND COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                             INITIAL SHARES                  SERVICE SHARES
                                                     ------------------------------------------------------------------------------

                                                                                                               Period Ended

                                                                         Year Ended December 31,                December 31,
                                                     ------------------------------------------------------------------------------

                                                     2000         1999          1998         1997         1996         2000(a)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period               39.07         31.08         24.97         20.09        17.31        34.47

Investment Operations:

Investment income--net                               .32(b)        .01(b)        .05           .09          .05           --

Net realized and unrealized
   gain (loss) on investments                      (4.63)         9.34          7.28          5.63         3.63           --

Total from Investment Operations                   (4.31)         9.35          7.33          5.72         3.68           --

Distributions:

Dividends from investment income--net               (.29)         (.01)         (.05)         (.10)        (.05)          --

Dividends from net realized
   gain on investments                               --          (1.35)        (1.17)         (.74)        (.85)          --

Total Distributions                                 (.29)        (1.36)        (1.22)         (.84)        (.90)            --

Net asset value, end of period                     34.47         39.07         31.08         24.97        20.09        34.47
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                  (11.03)        30.08         29.38         28.44        21.23           --
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/
   SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                .78           .79           .80           .82          .95           --

Ratio of interest expense and
   loan commitment fees
   to average net assets                             .00(c)        .00(c)        .00(c)        .00(c)       .01           --

Ratio of net investment income
   to average net assets                             .82           .04           .20           .46          .42           --

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                            --            --            --            --          .03           --

Portfolio Turnover Rate                            63.60         70.84         67.60         58.50       126.41        63.60
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period
   ($ x 1,000)                                 1,075,089       897,539       477,797       275,887      114,570            1

(A) THE FUND COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                          The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

The Dreyfus Socially Responsible Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund' s investment objective is to provide capital growth through equity investments in companies that not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. The fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Dreyfus Corporation (" Dreyfus" ) serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. NCM Capital Management Group, Inc. (" NCM" ) serves as the fund's sub-investment adviser. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, became the distributor of the fund's shares, which are sold without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

On October 30, 2000, the fund's Board of Directors approved, effective December 31, 2000, the addition of a second class of shares. The Board redesignated the fund' s existing shares as Initial shares, authorized the creation of Service shares and adopted a 12b-1 Distribution Plan for Service shares.

The  fund  is  authorized  to issue 300 million shares of $.001 par value Common
Stock in the following classes of shares: Initial shares (150 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a shareholder services fee and Service shares are subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the shareholder services plan, the distribution plan, and the expenses borne by each class and certain voting rights.


As of December 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held all of the outstanding Service shares of the fund.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,790 during the period ended December 31, 2000, based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code
                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $7,523,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. The amount is calculated based on Federal income tax regulations, which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement with NCM, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $32 million . . . . . . . . . . . . . . . . .      .10 of 1%

          In excess of $32 million to $150 million . . . . .      .15 of 1%

          In excess of $150 million to $300 million. . . . .      .20 of 1%

          In excess of $300 million. . . . . . . . . . . . .      .25 of 1%

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of their average daily net assets for certain allocated expenses with respect to
servicing    and/or   maintaining   Initial   shares   shareholder   accounts.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2000, the fund was charged $593 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2000, the fund was charged $82,632 pursuant to the custody agreement.

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) During the period ended December 31, 2000, the fund incurred total brokerage commissions of $1,318,188, of which $46,608 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2000, amounted to $985,089,758 and $655,961,075, respectively.

At December 31, 2000, accumulated net unrealized appreciation on investments was $162,670,708, consisting of $278,199,947 gross unrealized appreciation and $115,529,239 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

The Dreyfus Socially Responsible Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Dreyfus Socially Responsible Growth Fund, Inc., including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Socially Responsible Growth Fund, Inc., at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 2, 2001

                                                                      The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates 61.32% of the ordinary dividends paid during the fiscal year ended December 31, 2000 as qualifying for the corporate dividends received deduction.


                                                           For More Information

                        The Dreyfus Socially Responsible

                        Growth Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Sub-Investment Adviser

                        NCM Capital Management Group, Inc.

                        103 West Main Street

                        Durham, NC 22705

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

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(c) 2001 Dreyfus Service Corporation                                  111AR0012